UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Golden Falcon Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLDEN FALCON ACQUISITION CORP.

850 Library Avenue, Suite 204

Newark, DE 19711

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE [●], 2023

To the Stockholders of Golden Falcon Acquisition Corp.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Golden Falcon Acquisition Corp. (the “Company,” “we,” “us” or “our”) to be held on June [●], 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•

Charter Amendment Proposal — a proposal to amend our amended and restated certificate of incorporation, as amended (the “charter”), in the form set forth as Annex A to this proxy statement (the “Charter Amendment”), to extend the date by which we have to consummate a business combination (the “Extension”) from June 22, 2023 to July 24, 2023 , or such earlier date as determined by our board of directors (the “Board”) (such later date, the “Extended Date”); and

•

Adjournment Proposal — a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

Our charter provides that we have until June 22, 2023, or such earlier date as determined by our Board to consummate an initial business combination. The only way to extend the date by which we have to consummate an initial business combination is to have a separate stockholder vote under the current charter.

If the Charter Amendment Proposal is approved, we will have the right to extend the date by which we have to complete an initial business combination from June 22, 2023 to the Extended Date.

As previously announced, on December 6, 2022, we entered into a business combination agreement (as amended, the “Business Combination Agreement”) with MNG Havayollari ve Tasimacilik A.S., a joint stock corporation organized under the laws of Turkey (“MNG”), Merlin HoldCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of MNG (“HoldCo”), Merlin IntermediateCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of HoldCo (“IntermediateCo”), Merlin FinCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of HoldCo (“FinCo”), and Merlin Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of IntermediateCo (“Merger Sub”). If the Business Combination Agreement and the transactions contemplated thereby are adopted and approved by our stockholders, and the business combination is subsequently completed, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving company after the Merger, as a result of which the Company will become an indirect, wholly-owned subsidiary of MNG (the “Proposed Business Combination”). The Proposed Business Combination is subject to customary conditions of the respective parties, including the approval of the Proposed Business Combination by our stockholders. For additional information regarding the Proposed Business Combination, see the registration statement on Form F-4 (as amended, the “Form F-4”) initially filed by MNG with the Securities and Exchange Commission (the “SEC”) on April 10, 2023.

At a special meeting in lieu of our 2022 annual meeting of stockholders held on December 20, 2022, our stockholders approved an amendment to our charter and an amendment to the Investment Management Trust Agreement, dated December 17, 2020, with Continental Stock Transfer & Trust Company (the “trust agreement”) giving us the right to extend the date by which we have to consummate a business combination for an additional six months from December 22, 2022 to June 22, 2023.

Our Board has unanimously (i) approved and declared advisable the Business Combination Agreement and the Proposed Business Combination and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our stockholders. We plan to hold a special meeting of stockholders to consider and approve the Proposed Business Combination and a proxy statement/prospectus will be sent to our stockholders. We and other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination, including the necessary filings with the SEC related to the transaction, but have determined that there may not be sufficient time before June 22, 2023 to hold a special meeting to obtain the requisite stockholder approval of, and/or to consummate, the Proposed Business Combination.

The purpose of the Charter Amendment Proposal is to allow us more time to complete the Proposed Business Combination. The Board currently believes that there may not be sufficient time before June 22, 2023 to complete a business combination. Accordingly, our Board believes that to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our stockholders to further extend the date that we have to consummate a business combination to the Extended Date so that our stockholders have the opportunity to participate in this investment.

If our Board otherwise determines that we will not be able to consummate an initial business combination by the Extended Date, we would wind up our affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Charter Amendment Proposal is not approved. Each of the Charter Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal set forth in the accompanying proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the IPO (“public shares”, and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe currently contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

We estimate that the per-share pro rata portion of the trust account will be approximately $[●] at the time of the special meeting, based on the approximate amount of $[●] million held in the trust account as of [●], 2023. The closing price of our Class A common stock on the New York Stock Exchange on [●], 2023 was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[●] more for each share than if such stockholder sold the shares in the open market. We cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by the Termination Date, as contemplated by our charter, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal and the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting is required to approve the Adjournment Proposal. As of the record date, our initial stockholders, including our sponsor, Golden Falcon Sponsor Group, LLC, and our independent directors, own approximately 67.2% of the outstanding shares of common stock, and are expected to vote all of such shares in favor of the Charter Amendment Proposal and the Adjournment Proposal.

The Board has fixed the close of business on [●], 2023 as the date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Proposed Business Combination, or any other proposed business combination, when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal and Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: [●], 2023

By Order of the Board of Directors,

/s/ Scott J. Freidheim
Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals. If you have any questions or need assistance voting your shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing GFX.info@investor.morrowsodali.com.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June [●], 2023: This notice of meeting and the accompanying proxy statement, is available at [https://www.cstproxy.com/goldenfalconcorp/2023].

GOLDEN FALCON ACQUISITION CORP.

850 Library Avenue, Suite 204

Newark, DE 19711

SPECIAL MEETING

TO BE HELD JUNE [●], 2023

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Golden Falcon Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on June [●], 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•

Charter Amendment Proposal — a proposal to amend our amended and restated certificate of incorporation, as amended (the “charter”), in the form set forth as Annex A to this proxy statement (the “Charter Amendment”), to extend the date by which we have to consummate a business combination (the “Extension”) from June 22, 2023 to July 24, 2023 , or such earlier date as determined by our board of directors (the “Board”) (such later date, the “Extended Date”); and

•

Adjournment Proposal — a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

The Charter Amendment Proposal is essential to the implementation of the Board’s plan to extend the date that we have to complete a business combination. The purpose of the Charter Amendment is to allow us more time to complete an initial business combination.

As previously announced, on December 6, 2022, we entered into a business combination agreement (as amended, the “Business Combination Agreement”) with MNG Havayollari ve Tasimacilik A.S., a joint stock corporation organized under the laws of Turkey (“MNG”), Merlin HoldCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of MNG (“HoldCo”), Merlin IntermediateCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of HoldCo (“IntermediateCo”), Merlin FinCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of HoldCo (“FinCo”), and Merlin Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of IntermediateCo (“Merger Sub”). If the Business Combination Agreement and the transactions contemplated thereby are adopted and approved by our stockholders, and the business combination is subsequently completed, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving company after the Merger, as a result of which the Company will become an indirect, wholly-owned subsidiary of MNG (the “Proposed Business Combination”). The Proposed Business Combination is subject to customary conditions of the respective parties, including the approval of the Proposed Business Combination by our stockholders. For additional information regarding the Proposed Business Combination, see the registration statement on Form F-4 (as amended, the “Form F-4”) initially filed by MNG with the Securities and Exchange Commission (the “SEC”) on April 10, 2023.

At a special meeting in lieu of our 2022 annual meeting of stockholders held on December 20, 2022 (the “First Extension Meeting”), our stockholders approved an amendment to our charter and an amendment to the Investment Management Trust Agreement, dated December 17, 2020, with Continental Stock Transfer & Trust Company (the “trust agreement”) giving us the right to extend the date by which we have to consummate a business combination (the “First Extension”) for an additional six months from December 22, 2022 to June 22, 2023.

Our Board has unanimously (i) approved and declared advisable the Business Combination Agreement and the Proposed Business Combination and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our stockholders. We plan to hold a special meeting of stockholders to consider and approve the Proposed Business Combination and a proxy statement/prospectus will be sent to our stockholders. We and other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination, including the necessary filings with the SEC related to the transaction, but have determined that there may not be sufficient time before June 22, 2023 to hold a special meeting to obtain the requisite stockholder approval of, and/or to consummate, the Proposed Business Combination.

The purpose of the Charter Amendment Proposal is to allow us more time to complete the Proposed Business Combination. The Board currently believes that there may not be sufficient time before June 22, 2023 to complete a business combination. Accordingly, our Board believes that to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our stockholders to further extend the date that we have to consummate a business combination to the Extended Date so that our stockholders have the opportunity to participate in this investment.

Each of the Charter Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in the accompanying proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment.

The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal and the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting is required to approve the Adjournment Proposal. As of the record date, our initial stockholders, including our sponsor, Golden Falcon Sponsor Group, LLC and our independent directors, own approximately 67.2% of the outstanding shares of common stock, and are expected to vote all of such shares in favor of the Charter Amendment Proposal and the Adjournment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment Proposal at any time without any further action by our stockholders.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the IPO (“public shares”, and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe currently contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

Any withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $[●] million that was in the trust account as of [●], 2023. In such event, we may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by June 22, 2023, in accordance with our charter, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, our initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of Class B common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, our sponsor, Golden Falcon Sponsor, LLC, has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (1) $10.00 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our Company and, therefore, our sponsor may not be able to satisfy those obligations. We have not asked our sponsor to reserve for such obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses).

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Approval of the Charter Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by us to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment Proposal is approved and the Extension is implemented.

The record date for the special meeting is [●], 2023. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 4,208,579 outstanding shares of Class A common stock and 8,625,000 shares of Class B common stock, together referred to as our “common stock.” Our warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [●], 2023 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?

A.    This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on June [●], 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company incorporated in Delaware on August 24, 2020. We were formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 22, 2020, we consummated our IPO from which we derived gross proceeds of $345 million, including proceeds from the exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter initially provided for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, December 22, 2022). At the First Extension Meeting held on December 20, 2022, our stockholders approved an amendment to our charter and an amendment to the trust agreement which extended the date by which we must consummate our initial business combination from December 22, 2022 to June 22, 2023, or such earlier date as determined by our Board. Without the Extension, we do not believe we will be able to complete the Proposed Business Combination, or any other business combination, on or before June 22, 2023. Our Board believes that it is in the best interests of our stockholders to continue our existence until the Extended Date in order to allow us more time to complete such business combination and is submitting a proposal to amend our charter to the stockholders to vote upon. In addition, we are proposing a measure to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

Q.	What is included in these materials?	These materials include the proxy statement for the special meeting.

Q.	What is being voted on?

A.    You are being asked to vote on:

•  a proposal to amend our charter, in the form set forth as Annex A to this proxy statement, to further extend the date by which we have to consummate a business combination to the Extended Date; and

•  a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

The Charter Amendment Proposal is essential to the implementation of the Board’s plan to extend the date that we have to complete a business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Charter Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $[●] million that was in the trust account as of [●], 2023. In such event, we may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by June 22, 2023, in accordance with our charter, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account.

Q.	Why is the Company proposing the Charter Amendment Proposal?	A. Our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combination is consummated on or before June 22, 2023. As we explain below, we may not be able to complete a business combination by that date.

As previously announced, on December 6, 2022, we entered into the Business Combination Agreement with MNG and the other parties thereto. Because we do not believe we will be able to complete the Proposed Business Combination within the permitted time period, we have determined to seek stockholder approval to further extend the date by which we have to complete a business combination.

We believe that given our expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the Proposed Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposal to extend our corporate existence.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Proposed Business Combination, or any other proposed business combination, when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q.	Why should I vote for the Charter Amendment Proposal?

A.    The Board believes stockholders should have an opportunity to evaluate the Proposed Business Combination. Accordingly, the Board is proposing the Charter Amendment to further extend the date by which we have to complete a business combination until the Extended Date and to allow for the Election.

The affirmative vote of the holders of at least 65% of all then outstanding shares of common stock is required to effect an amendment to our charter, including any amendment that would extend our corporate existence beyond June 22, 2023. Additionally, our charter and IPO prospectus require that all public stockholders have an opportunity to redeem their public shares in the case our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the Potential Business Combination, circumstances warrant providing those who would like to consider whether the Potential Business Combination is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter and IPO prospectus.

Q.	How does the Board recommend that I vote on the Adjournment Proposal?	A. The Board recommends that you vote in favor of the Adjournment Proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

Q.	How do our insiders intend to vote their shares?

A.    All of our directors, executive officers and their respective affiliates, including our sponsor, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal and the Adjournment Proposal.

Our directors, executive officers and their respective affiliates, including our sponsor, are not entitled to redeem their founder shares. With respect to shares purchased on the open market by our directors, executive officers and their respective affiliates, including our sponsor, such public shares may be redeemed. On the record date, our directors, executive officers and their affiliates, including our sponsor, beneficially owned and were entitled to vote 8,625,000 founder shares, representing approximately 67.2% of our issued and outstanding common stock. Our directors, executive officers and their affiliates, including our sponsor, did not beneficially own any public shares as of such date.

Q.	What vote is required to adopt the Charter Amendment Proposal?	A. Approval of the Charter Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding common stock on the record date.

Q.	What vote is required to approve the Adjournment Proposal?	A. The affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting is required to approve the Adjournment Proposal.

Q.	What if I don’t want to vote for the Charter Amendment Proposal?	A. If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment Proposal is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q.	Will you seek any further extensions to liquidate the trust account?	A. Other than the additional extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate a business combination. We have provided that all holders of public shares, including those who vote for the Charter Amendment Proposal, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for June [●], 2023. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to the Proposed Business Combination or any future business combinations, or, if we do not consummate a business combination by the Extended Date, such holders shall be entitled to their pro rata portion of the trust account on such date.

Q.	What happens if the Charter Amendment Proposal is not approved?	A. If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by June 22, 2023, in accordance with our charter, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account, which we believe are sufficient for such purposes.

Q.	If the Charter Amendment Proposal is approved, what happens next?

A.    We will continue our efforts to complete the Proposed Business Combination which will involve:

•  completing proxy materials;

•  establishing a meeting date and record date for considering the Proposed Business Combination and distributing proxy materials to stockholders; and

•  holding a special meeting to consider such Proposed Business Combination.

We are seeking approval of the Charter Amendment Proposal because we do not believe we will be able to complete all of the above listed tasks prior to June 22, 2023.

Upon approval by holders of at least 65% of the common stock outstanding as of the record date of the Charter Amendment Proposal, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A common stock and warrants will remain publicly traded.

If the Charter Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of our common stock held by our sponsor, directors and officers through the founder shares.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by June 22, 2023, in accordance with our charter, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account, which we believe are sufficient for such purposes.

Q.	Would I still be able to exercise my redemption rights if I vote against the proposed business combination?	A. Unless you elect to redeem all of your shares, you will be able to vote on the Proposed Business Combination, or any other proposed business combination, when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in our charter.

Q.	How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, our proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902.

Q.	How are votes counted?	A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR,” “AGAINST” or “WITHHOLD” votes, as well as abstentions and broker non-votes. The Charter Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock.

The Adjournment Proposal must be approved by the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting. With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q.	What is a quorum requirement?

A.    A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?

A.    Only holders of record of our common stock at the close of business on [●], 2023, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 12,833,579 shares of common stock, including 4,208,579 shares of Class A common stock, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment Proposal and, if presented, the Adjournment Proposal are fair to and in the best interests of our Company and our stockholders. The Board recommends that our stockholders vote “FOR” such proposals.

Q.	What interests do the Company’s directors and officers have in the approval of the proposals?	A. Our directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal — Interests of Our Sponsor, Directors and Officers.”

Q.	What if I object to the Charter Amendment Proposal? Do I have appraisal rights?	A. If you do not want the Charter Amendment Proposal to be approved, you must vote against the proposal, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination we propose. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Date. Our stockholders do not have appraisal rights in connection with the Charter Amendment Proposal or the Adjournment Proposal under the DGCL.

Q.	What happens to our warrants if the Charter Amendment Proposal is not approved?	A. If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by June 22, 2023, in accordance with our charter, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q.	What happens to our warrants if the Charter Amendment Proposal is approved?	A. If the Charter Amendment Proposal is approved, we will attempt to complete the Proposed Business Combination by the Extended Date, and will retain the blank check company restrictions previously applicable to us. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q.	What do I need to do now?	A. We urge you to read carefully and consider the information contained in this proxy statement, including the Charter Amendment included as the annex to this proxy statement, and to consider how the proposal will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?	A. If you are a holder of record of our common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by Internet at [https://www.cstproxy.com/goldenfalconcorp/2023], 24 hours a day, 7 days a week, until 11:59 a.m., Eastern time, on [●], 2023 (have your proxy card in hand when you visit the website) or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I redeem my shares of common stock?

A.    If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q.	What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who is paying for this proxy solicitation?	A. We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the special meeting. Morrow Sodali LLC will receive a fee of $[●], as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A.    If you have questions, you may write or call our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: GFX.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 annual report”), any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We cannot assure you that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, we cannot assure you that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, we expect to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The NYSE may delist our securities from trading on its exchange following stockholder redemptions in connection with approval of the Charter Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock, units and warrants are listed on the NYSE. After the special meeting, we may be required to demonstrate compliance with the NYSE’s continued listing requirements in order to maintain the listing of our securities on the NYSE. The NYSE would normally give consideration to the prompt initiation of suspension and delisting procedures with respect to a security of an issuer when:

•

its average aggregate global market capitalization is below $50,000,000 or the average aggregate global market capitalization attributable to publicly held shares is below $40,000,000, in each case over 30 consecutive trading days (not including shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more of such issuer’s outstanding shares);

•

the total number of public stockholders is less than 300 (including beneficial holders in addition to holders of record, but excluding directors, officers or their immediate family members and other concentrated holders of 10% or more such issuer’s outstanding shares);

•

the number of total stockholders is less than 1,200 (including beneficial holders in addition to holders of record) and the average monthly trading volume is less than 100,000 shares for the most recent 12 months; or

•

the number of publicly-held shares is less than 600,000, provided that if the unit of trading is less than 100 shares this requirement is reduced proportionately (excluding shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more such issuer’s outstanding shares).

Additionally, we expect that if our Class A common stock fails to meet the NYSE’s continued listing requirements, our units and warrants will fail to meet the NYSE’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or warrants will be able to meet any of the NYSE’s continued listing requirements following the special meeting and any related stockholder redemptions of our Class A common stock. If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was signed into U.S. federal law. The IRA provides for, among other things, a new 1% U.S. federal excise tax on certain repurchases (including certain redemptions) of stock by publicly traded U.S. corporations and certain U.S. subsidiaries of publicly traded non-U.S. corporations (each, a “covered corporation”). The excise tax will apply to stock repurchases occurring in 2023 and beyond. It is currently expected that we (whose securities are trading on NYSE) are a “covered corporation” for this purpose. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. The U.S. Department of the Treasury has authority to provide excise tax regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. On December 27, 2022, the U.S. Department of the Treasury issued a notice that provides interim operating rules for the excise tax, including rules governing the calculation and reporting of the excise tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the excise tax are published. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of other aspects of the excise tax remain unclear, and such interim operating rules are subject to change.

The extent of the excise tax that may be incurred in connection with a redemption of Class A common stock would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the excise tax, (ii) the fair market value of the redemption treated as a repurchase of stock in connection with a business combination, (iii) the nature and amount of the equity issued, if any, by us in connection with a business combination, and (iv) the content of forthcoming regulations and other guidance from the U.S. Department of the Treasury. As noted above, the excise tax is imposed on the repurchasing corporation itself, not the stockholders from which stock is repurchased, and only limited guidance on the mechanics of any required reporting and payment of the excise tax on which taxpayers may rely have been issued to date. The imposition of the excise tax could reduce the amount of cash available to us for effecting the redemptions of Class A common stock, and could reduce the cash on hand for us (and the combined company immediately following a business combination) to fund operations and to make distributions to shareholders. It is expected that any such excise tax would be paid by the Company using funds held outside of the Trust Account.

We may not be able to complete an initial business combination with a U.S. target company or MNG if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), and ultimately prohibited by the same.

Our Sponsor is a Delaware limited liability company, but as the Sponsor has certain ties with non-U.S. persons, CFIUS may deem the Sponsor a “foreign person.” Further, Mr. Freidheim, our Chairman of our Board, is a manager, and, therefore, a controlling person, of the Sponsor and is a U.S. citizen. However, as our Sponsor has certain ties with non-U.S. persons, CFIUS may deem our Sponsor a “foreign person.” In addition, MNG is incorporated and headquartered in Turkey, and is therefore likely to be considered a “foreign person” for CFIUS purposes. As a result of the Proposed Business Combination, MNG will become the ultimate parent of the Company, a U.S. entity. As such, both the Proposed Business Combination with MNG and any subsequent business combinations with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings.

All of the U.S. entities involved in the Proposed Business Combination are special purpose vehicles and do not engage in any business activities that would trigger a mandatory CFIUS filing requirement, such as the design, fabrication, development, testing, production, or manufacture of any “critical technologies,” the collection or maintenance of “sensitive personal data,” or ownership or operation of any “critical infrastructure.” However, CFIUS may determine that the Proposed Business Combination is subject to CFIUS jurisdiction and investigate the transaction or request the parties submit a CFIUS filing. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing, or may choose to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete an initial business combination. If we cannot complete an initial business combination by June 22, 2023, or such earlier date as determined by our Board, (or [●], 2023 if the Charter Amendment Proposal is approved) because the review process drags on beyond such timeframe or because the initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, such as MNG, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

On March 30, 2022, the SEC issued proposed rules relating to certain activities of SPACs (the “SPAC Rule Proposals”), relating to, among other things, circumstances in which SPACs could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its IPO (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company. This risk may be increased if we continue to hold the funds in the trust account in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, rather than instructing the trustee to liquidate the securities in the trust account and hold the funds in the trust account in cash or in an interest-bearing demand deposit account.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we are required to liquidate, our stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

If we instruct the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in an interest-bearing demand deposit account at a national bank in order to seek to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, instruct the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in an interest-bearing demand deposit account at a national bank until the earlier of consummation of an initial business combination or liquidation of the Company. Following such liquidation of the securities held in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in an interest-bearing demand deposit account at a national bank would reduce the dollar amount the Public Stockholders would receive upon any redemption or liquidation of the Company. Following redemptions in connection with the First Extension Meeting, the remaining funds were subsequently reinvested in U.S. government treasury obligations.

The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in an interest-bearing demand deposit account at a national bank, which would further reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we are currently holding the funds in our trust account in U.S. government treasury obligations.

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate the Proposed Business Combination or any other business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the ability of the Company to effect the Extension or consummate a business combination;

•	unanticipated delays in the distribution of the funds from the trust account;

•	claims by third parties against the trust account; or

•	the ability of the Company to finance and consummate the Proposed Business Combination or any other business combination.

You should carefully consider these risks, in addition to the risk factors set forth herein, and in our filings with the SEC, including our 2022 annual report, any subsequent Quarterly Report on Form 10-Q, and other reports we file with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Our Company

We are a Delaware company incorporated on August 24, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

In September 2020, we issued 7,187,500 founder shares to our sponsor in exchange for a capital contribution of $25,000. In November 2020, our sponsor transferred an aggregate of 150,000 founder shares to our independent directors. On December 17, 2020, we effected a dividend and, as a result, our sponsor currently holds 8,445,000 founder shares and each of our five independent directors currently holds 36,000 founder shares, such that our initial stockholders own an aggregate of 8,625,000 founder shares. The founder shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

The registration statements on Form S-1 (File Nos. 333-251058 and 333-251448) for our IPO were declared effective by the SEC on December 17, 2020. On December 22, 2020, we consummated our IPO of 34,500,000 units, including the issuance of 4,500,000 units as a result of the underwriters’ full exercise of their over-allotment option, with each unit consisting of one share of Class A common stock and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share. The units in our IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $345,000,000. Simultaneously with the consummation of our IPO and the full over-allotment option, we consummated the private placement of an aggregate of 8,900,000 private placement warrants to our sponsor at a price of $1.00 per private placement warrant, generating total gross proceeds of $8,900,000. A total of $345,000,000 of the net proceeds from our IPO and the private placement was placed in the trust account until the earlier of: (i) the completion of our initial business combination within the required time period and (ii) the distribution of the trust account, as described below, except that interest earned on the trust account can be released to pay our taxes payable and for dissolution expenses up to $100,000, as applicable. As a result of redemptions in connection with the First Extension described below, as of March 31, 2023, we had approximately $42.9 million in the trust account.

Our units began trading on December 18, 2020 on the NYSE under the symbol “GFX.U.” Commencing on February 8, 2021, the shares of Class A common stock and warrants comprising the units began separate trading on the NYSE under the symbols “GFX” and “GFX WS,” respectively. Those units not separated continue to trade on the NYSE under the symbol “GFX.U.”

The mailing address of our principal executive office is Golden Falcon Acquisition Corp., 850 Library Avenue, Suite 204, Newark, DE 19711, and our telephone number is (970) 315-2644.

Proposed Business Combination

On December 6, 2022, we entered into the Business Combination Agreement with HoldCo, IntermediateCo, FinCo, and Merger Sub. If the Business Combination Agreement and the transactions contemplated thereby are adopted and approved by our stockholders, and the Business Combination is subsequently completed, Merger Sub will merge with and into the Company, with the Company continuing as the surviving company after the Merger, as a result of which the Company will become an indirect, wholly-owned subsidiary of MNG. The Proposed Business Combination is subject to customary conditions of the respective parties, including the approval of the Proposed Business Combination by our stockholders. We have now determined that we need additional time to consummate our initial business combination. Accordingly, we have determined to seek stockholder approval to extend the date by which it has to complete its proposed business combination with MNG.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Proposed Business Combination or any other proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

First Extension

On December 20, 2022, we held the First Extension Meeting at which our stockholders approved an amendment to our charter and an amendment to the trust agreement. The amendments extended the date by which we must consummate our initial business combination from December 22, 2022 to June 22, 2023, or such earlier date as determined our Board.

In connection with the stockholder vote to approve the First Extension, the holders of 30,291,421 shares of Class A common stock properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.11 per share, for an aggregate redemption amount of approximately $306.3 million, leaving approximately $42.6 million in the trust account, immediately following the redemptions. In connection with the First Extension, our sponsor entered into a commitment agreement with two stockholders, pursuant to which the stockholders agreed to not redeem an aggregate of 230,000 public shares in connection with the extension vote, in exchange for our sponsor’s commitment to transfer an aggregate of 115,000 founder shares (the “Transfer Shares”) to such stockholders following the closing of the Proposed Business Combination, within 10 days after the expiration of the earliest lockup applicable to the founder shares.

The Special Meeting

Date, Time and Place. The special meeting of stockholders will be held on June [●], 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on [●], 2023, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required. The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve the each of the Charter Amendment Proposal. The Adjournment Proposal must be approved by the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment Proposal and, if a valid quorum is otherwise established, no effect on the Adjournment Proposal. Likewise, abstentions, broker non-votes and withhold votes (as applicable) will have the effect of a vote against the Charter Amendment Proposal and no effect on the Adjournment Proposal.

At the close of business on the record date, there were 12,833,579 outstanding shares of common stock, including 4,208,579 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal approved, you should vote against the proposal or abstain from voting on the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for June [●], 2023, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment Proposal or abstain.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal and the Adjournment Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $[●], as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy and this proxy statement, and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

We are proposing to amend our charter to further extend the date by which we have to consummate a business combination from June 22, 2023 to July 24, 2023 , or such earlier date as determined by our Board, such later date which we refer to as the “Extended Date.”

The Charter Amendment Proposal is essential to the implementation of the Board’s plan to allow us more time to complete a business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by June 22, 2023, in accordance with our charter, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

A copy of the proposed amendment to our charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

As previously announced, on December 6, 2022, we entered into the Business Combination Agreement with HoldCo, IntermediateCo, FinCo, and Merger Sub. If the Business Combination Agreement and the transactions contemplated thereby are adopted and approved by our stockholders, and the Proposed Business Combination is subsequently completed, Merger Sub will merge with and into the Company, with the Company continuing as the surviving company after the Merger, as a result of which the Company will become an indirect, wholly-owned subsidiary of MNG. The Proposed Business Combination is subject to customary conditions of the respective parties, including the approval of the Proposed Business Combination by our stockholders. For additional information regarding the Proposed Business Combination, see the Form F-4 initially filed by MNG with the SEC.

Our Board has unanimously (i) approved and declared advisable the Business Combination Agreement and the Proposed Business Combination and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of the Company. We will hold a meeting of stockholders to consider and approve the Proposed Business Combination and a proxy statement/prospectus will be sent to all of our stockholders. We and other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, but have determined that there may not be sufficient time before June 22, 2023 to hold a special meeting to obtain the requisite stockholder approval of, and/or to consummate, the Proposed Business Combination.

On December 20, 2022, we held the First Extension Meeting at which our stockholders approved an amendment to our charter and an amendment to the trust agreement. The amendments extended the date by which we must consummate our initial business combination from December 22, 2022 to June 22, 2023, or such earlier date as determined our Board.

The purpose of the Charter Amendment Proposal is to allow us more time to complete the Proposed Business Combination. The Board currently believes that there may not be sufficient time before June 22, 2023 to complete a business combination. Accordingly, our Board believes that to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our stockholders to further extend the date that we have to consummate a business combination to the Extended Date so that our stockholders have the opportunity to participate in this investment.

Our charter provides that we have until June 22, 2023 to consummate a business combination. The affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend our corporate existence beyond June 22, 2023, except in connection with, and effective upon consummation of, a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to complete the Proposed Business Combination or any business combination within the permitted time period, we have determined to seek stockholder approval to further extend the date by which we have to complete a business combination beyond June 22, 2023 to the Extended Date.

We believe that the foregoing charter provisions were included to protect our stockholders from having to sustain their investments for an unreasonably long period, if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the Proposed Business Combination, circumstances warrant providing those who would like to consider whether such Proposed Business Combination is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, the Extension is consistent with our charter and IPO prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by June 22, 2023, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account.

If the Charter Amendment Proposal is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before June 22, 2023, the trust account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. We will remain a reporting company under the Exchange Act and our units, Class A common stock and warrants will remain publicly traded. We will then continue to work to complete a business combination by the Extended Date. Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment Proposal at any time without any further action by our stockholders.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by June 22, 2023, in accordance with our charter, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account, which we believe are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Proposed Business Combination, or any other proposed business combination, when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and our net asset value. We cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $[●] million that was in the trust account as of [●], 2023.

Redemption Rights

If the Charter Amendment Proposal is approved, we will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve the Proposed Business Combination or any other proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE [●], 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of [●], 2023, this would amount to approximately

$[●] per share, based on the approximate amount of $[●] million held in the trust account as of such date. The closing price of our common stock on [●], 2023 was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[●] more for each share than if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment Proposal is not approved or if such proposal is otherwise abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (1) $10.00 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our Company and, therefore, our sponsor may not be able to satisfy those obligations. We have not asked our sponsor to reserve for such obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses).

In the event that the proceeds in the trust account are reduced below $10.00 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.00 per share.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of our common stock outstanding on the record date. If the Charter Amendment Proposal is not approved and we are unable to complete a business combination on or before June 22, 2023, we will be required by our charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and

(iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of our directors, executive officers and their affiliates, including our sponsor, are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal. On the record date, our directors and executive officers and their affiliates beneficially owned and were entitled to vote 8,625,000 shares of common stock representing approximately 67.2% of our issued

Interests of Our Sponsor, Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by June 22, 2023 in accordance with our charter, the 8,625,000 shares of common stock held by our officers, directors and affiliates, including our sponsor, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 8,900,000 warrants that were acquired simultaneously with the IPO and over-allotment exercise by our sponsor for a purchase price of $8,900,000, which will expire. Such common stock and warrants had an aggregate market value of approximately $[    ] based on the last sale price of our common stock and warrants of $[    ] and $[    ], respectively, on the NYSE on [    ], 2023;

•

In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•

All rights specified in our charter relating to the right of officers and directors to be indemnified by the Company will continue after a business combination. If the business combination is not approved and the Company liquidates, it will not be able to perform its obligations to its officers and directors under those provisions;

•

None of our executive officers or directors has received any cash compensation for services rendered to us. All of the current members of our board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•

Our sponsor has loaned to us up to an aggregate of $2,000,000, which was evidenced by an unsecured promissory note which is payable without interest upon consummation of a business combination. In the event that we do not complete an initial business combination, we may use a portion of the working capital held outside the trust account to repay such loaned amount but no proceeds from the trust account may be used for such repayment. Accordingly, we will most likely be unable to repay the loan if a business combination is not completed; and

•

Our officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. Although these individuals have negotiated the repayment of any such expenses upon completion of an initial business combination, as of the record date no such expenses or any other fees have been incurred by them. However, if they were to incur such reimbursable expenses, and we fail to consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if the business combination is not completed. Although as of the record date, our officers, directors, initial stockholders and their affiliates had not incurred any unpaid reimbursable expenses, they may incur such expenses in the future.

•

We have entered into an Administrative Services Agreement with Full Circle Capital Services Limited, an affiliate of our sponsor, pursuant to which we pay $10,000 per month for certain administrative, research, transaction and other support services. Upon the earlier of completion of a business combination or liquidation, we will cease paying these monthly fees. Accordingly, Full Circle Capital Services Limited may receive payments in excess of the payments originally contemplated, if the Charter Amendment Proposal is approved.

Additionally, if the Charter Amendment is approved and we continue to pursue the Proposed Business Combination with MNG, our officers and directors have additional interests related to such transaction that are described in the Form F-4.

The Board’s Reasons for the Charter Amendment Proposal

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is fair to, and in the best interests of, the Company and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

We are a Delaware company incorporated on August 24, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 22, 2020, we consummated our IPO of 34,500,000 units, including the issuance of 4,500,000 units as a result of the underwriters’ full exercise of their over-allotment option, with each unit consisting of one share of Class A common stock and one-half of one redeemable warrant. Simultaneously with the consummation of our IPO, we consummated the private placement of 8,900,000 private placement warrants to our sponsor at a price of $1.00 per private placement warrant, generating total gross proceeds of $8,900,000. After giving effect to the exercise and close of the option, an aggregate of 34,500,000 units were issued in the IPO, with aggregate gross proceeds of $345,000,000.

Our charter provides that we have until June 22, 2023 to consummate a business combination. Our Board currently believes that there may not be sufficient time before June 22, 2023 to complete a business combination. The affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend our corporate existence beyond June 22, 2023, except in connection with, and effective upon consummation of, a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, we have determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond June 22, 2023 to the Extended Date.

We are not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Proposed Business Combination, or any other proposed business combination, when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The affirmative vote of the holders of at least 65% of all then outstanding shares of common stock is required to effect an amendment to our charter that would extend our corporate existence beyond June 22, 2023, except in connection with, and effective upon consummation of, a business combination. Additionally, our charter requires that all public stockholders have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. We believe that these charter provisions were included to protect our stockholders from having to sustain their investments for an unreasonably long period, if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the Potential Business Combination, circumstances warrant providing those who would like to consider whether such Potential Business Combination is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, the Extension is consistent with our charter and IPO prospectus.

After careful consideration of all relevant factors, our Board determined that the Charter Amendment Proposal is fair to and in the best interests of the Company and its stockholders.

Recommendation of the Board

The Board of Directors recommends that you vote “FOR” the Charter Amendment Proposal. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

If the Adjournment Proposal is not approved by our stockholders, the chairman of the special meeting will not exercise his or her ability to adjourn the special meeting to a later date (which he or she would otherwise have under the charter) in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

Required Vote

The Adjournment Proposal, if presented, must be approved by the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting.

All of our initial stockholders, officers, directors and their affiliates, including our sponsor, are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Adjournment Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 8,625,000 founder shares, representing 67.2% of our issued and outstanding shares of common stock.

Recommendation

The Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of [●], 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock(3)
Golden Falcon Sponsor Group, LLC(4)	8,445,000	65.8%
Makram Azar(4)	8,445,000	65.8%
Scott J. Freidheim(4)	8,445,000	65.8%
Eli Muraidekh	—	—
Xavier Rolet, KBE	36,000	*
Dominique D’Hinnin	36,000	*
I. Martin Pompadur	36,000	*
Isabelle Amiel Azoulai	36,000	*
Mikael Breuer-Weil	36,000	*
All executive officers and directors as a group (8 individuals)	8,625,000	67.2%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Golden Falcon Acquisition Corp., 850 Library Avenue, Suite 204, Newark, Delaware 19711.
(2)

Interests shown consist solely of founder shares, classified as shares of Class B common stock. Shares of Class B common stock are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)	Based on 12,833,579 shares of common stock outstanding at [●], 2023, of which 4,208,579 were Class A common stock and 8,625,000 were Class B common stock.
(4)

Our sponsor is the record holder of such shares. The sponsor is managed by Messrs. Azar and Freidheim. Accordingly, Messrs. Azar and Freidheim share voting and dispositive power over the shares held by the sponsor and may be deemed to beneficially own such shares. Each of Messrs. Azar and Freidheim disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

On December 15, 2022, in connection with the First Extension, our sponsor entered into a commitment agreement with two stockholders, pursuant to which the stockholders agreed to not redeem an aggregate of 230,000 public shares in connection with the extension vote, in exchange for our sponsor’s commitment to transfer an aggregate of 115,000 Transfer Shares to such stockholders following the closing of the Proposed Business Combination, within 10 days after the expiration of the earliest lockup applicable to the founder shares.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Alternatively, if the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by [●], 2023, there will be no annual meeting of stockholders in 2023.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, our proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford CT, 06902, telephone number: (800) 662-5200, email: GFX.info@investor.morrowsodali.com; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Golden Falcon Acquisition Corp., 850 Library Avenue, Suite 204, Newark, DE 19711, Attention: Makram Azar, Chief Executive Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [●], 2023.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GOLDEN FALCON ACQUISITION CORP.

[●], 2023

Golden Falcon Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.The name of the Corporation is “Golden Falcon Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 24, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on December 16, 2020. The first amendment to the Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on December 20, 2022.

3. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate, as amended.

4. This Amendment to the Amended and Restated Certificate of Incorporation, as amended, was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

5. The text of Sections 9.1(b) is hereby amended and restated to read in full as follows:

9.1(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on December 1, 2020, as amended (the “Registration Statement”), was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by July 24, 2023 or such earlier date as determined by the Board (the “Termination Date”), subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate that (A) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or certain amendments to the Amended and Restated Certificate or to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the Termination Date or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Golden Falcon Sponsor Group, LLC (the “Sponsor”) or the officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

IN WITNESS WHEREOF, Golden Falcon Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

GOLDEN FALCON ACQUISITION CORP.

By:
Name: Makram Azar
Title: Chief Executive Officer

A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ««« EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

GOLDEN FALCON ACQUISITION CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June [●], 2023.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

p FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED p

PROXY CARD
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2.	Please mark your votes like this

Proposal 1 — The Charter Amendment	FOR	AGAINST	ABSTAIN
Proposal	☐	☐	☐

To amend our amended and restated certificate of incorporation, as amended, in the form set forth as Annex A to the accompanying proxy statement (the “Charter Amendment”), to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 22, 2023 to July 24, 2023 or such earlier date as determined by the Company’s board of directors (such later date, the “Extended Date”).

Proposal 2 — The Adjournment Proposal	FOR ☐	AGAINST ☐	ABSTAIN ☐
To direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the board of directors determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

CONTROL NUMBER

Signature                                                                      Signature, if held jointly                                                                          Date                            , 2023

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Stockholders to be held on June [•], 2023:

This notice of meeting and the accompanying proxy statement

are available at

[https://www.cstproxy.com/goldenfalconcorp/2023].

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

GOLDEN FALCON ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR

THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE [●], 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [●], 2023 , in connection with the Special Meeting of Stockholders to be held on June [●], 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 and hereby appoints Makram Azar and Scott Freidheim, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Golden Falcon Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

(Continued and to be marked, dated and signed, on the other side)